SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2002

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue
San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7.
SIGNATURE
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM   5.     OTHER EVENTS

     On July 8, 2002, eBay Inc. (the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger, dated as of July 7, 2002 (the “Merger Agreement”), among PayPal, Inc., a Delaware corporation (“PayPal”), the Company and Vaquita Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will be merged with and into PayPal with PayPal continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”). As a result of the Merger, each issued and outstanding share of PayPal common stock, par value $0.001 per share, will be converted into, and become exchangeable for 0.39 shares (the “Exchange Ratio”) of Company common stock, par value $0.001 per share. In addition, the Company will assume all options outstanding under the PayPal stock option plans, in a number adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of PayPal, expiration or termination of the waiting period under United States antitrust law and other customary closing conditions.

     In connection with the Merger, the Company has entered into stockholders agreements with the PayPal stockholders named therein (the “Stockholders Agreements”), pursuant to which each such stockholder has, among other things, agreed to vote a specified number of shares of PayPal common stock owned by such stockholder in favor of the Merger and against competing acquisition proposals, in each case subject to and on the conditions set forth in the Stockholders Agreements.

     The foregoing summary description of the Merger Agreement and the Stockholders Agreements does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Stockholders Agreements, which are attached hereto as Exhibits and are incorporated by reference into this report. A copy of the Company’s press release is also attached hereto as an Exhibit.

ITEM   7.

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of July 7, 2002, among PayPal, Inc., eBay Inc., and Vaquita Acquisition Corp.

99.1	Stockholders Agreement, dated as of July 7, 2002, among Roelof F. Botha, Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Nokia Ventures, LP, Sequoia Capital Entrepreneurs Fund, Sequoia Capital IX, Sequoia Capital IX Principals Fund, Thiel Capital International, LLC and eBay Inc.

99.2	Stockholders Agreement, dated as of July 7, 2002, among Reid G. Hoffman, Max R. Levchin, Elon Reeve Musk, David O. Sacks, James Templeton, Peter A. Thiel and eBay Inc.

99.3	Press Release dated July 8, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2002	eBay Inc.

By:
/s/ MICHAEL R. JACOBSON
Michael R. Jacobson Senior Vice President, Legal Affairs, General Counsel and Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of July 7, 2002, among PayPal, Inc., eBay Inc., and Vaquita Acquisition Corp.

99.1	Stockholders Agreement, dated as of July 7, 2002, among Roelof F. Botha, Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Nokia Ventures, LP, Sequoia Capital Entrepreneurs Fund, Sequoia Capital IX, Sequoia Capital IX Principals Fund, Thiel Capital International, LLC and eBay Inc.

99.2	Stockholders Agreement, dated as of July 7, 2002, among Reid G. Hoffman, Max R. Levchin, Elon Reeve Musk, David O. Sacks, James Templeton, Peter A. Thiel and eBay Inc.

99.3	Press Release dated July 8, 2002.